SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         26-Dec-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB3

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB3
(Exact name of registrant as specified in its charter)

Delaware           333-106175               13-5674085
(State or Other    (Commission              (I.R.S. Employer
Jurisdiction of    File Number)             Identification
Incorporation)                              Number)

4LD FINANCIAL CENTER FLOOR 10
NEW YORK, NY                    10281-1310
(Address of Principal           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-449-1000

Item 5.  Other Events

On        26-Dec-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          26-Dec-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:          NONE

D.      Item 2: Changes in Securities:      NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated           26-Dec-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                12/26/2003

                     Beginning
                    Certificate
 Class     Cusip    Balance(1)   Principal    Interest
AF-1     12489WGJ7  168808670.16  4199822.62   404858.63
AV-1     12489WGK4   49276632.49  1584222.12    61877.01
M-1      12489WGM0   14850000.00        0.00    52835.16
M-2      12489WGN8   14850000.00        0.00    56435.03
B-1      12489WGP3    7425000.00        0.00    34348.35
B-2      12489WGQ1    3712500.00        0.00    19748.18
B-3      12489WGR9    2970000.00        0.00    18201.72
A-IO*    12489WGL2  201538000.00        0.00   503668.96
N*          NA              0.00        0.00        0.00
X           NA          N/A             0.00  520,105.88
R            0          N/A             0.00       47.74
Total               261892802.65  5784044.74  1672126.66
* Notional
                      Ending
                    Certificate
 Class    Losses      Balance
AF-1       0.00     164608847.54
AV-1       0.00      47692410.37
M-1        0.00      14850000.00
M-2        0.00      14850000.00
B-1        0.00       7425000.00
B-2        0.00       3712500.00
B-3        0.00       2970000.00
A-IO*       N/A     186533000.00
N*          N/A             0.00
X           N/A              N/A
R           N/A              N/A
Total      0.00     256108757.91


              AMOUNTS PER $1,000 UNIT
                                               Ending
                                            Certificate
 Class   Principal   Interest      Total      Balance
AF-1    21.64477679 2.08653447  23.73131127 848.35053413
AV-1    28.34941699 1.10727980  29.45669679 853.44852314
M-1      0.00000000 3.55792323   3.55792323 1000.00000000
M-2      0.00000000 3.80033872   3.80033872 1000.00000000
B-1      0.00000000 4.62604040   4.62604040 1000.00000000
B-2      0.00000000 5.31937508   5.31937508 1000.00000000
B-3      0.00000000 6.12852525   6.12852525 1000.00000000
A-IO     0.00000000 1.69763274   1.69763274 628.71559107
N        0.00000000 0.00000000   0.00000000   0.00000000
X        0.00000000 0.00000000   0.00000000   0.00000000
R        0.00000000 0.00000000   0.00000000   0.00000000

                      Current
                   Pass-Through
Class     Losses   Interest Rate
AF-1     0.00000000     2.87900%
AV-1     0.00000000     1.45875%
M-1      0.00000000     4.27100%
M-2      0.00000000     4.56200%
B-1      0.00000000     5.01158%
B-2      0.00000000     5.01158%
B-3      0.00000000     5.01158%
A-IO     0.00000000     3.00000%
N        0.00000000          N/A
X        0.00000000          N/A
R        0.00000000          N/A


Distribution Date:     26-Dec-03

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                  2966907.68
      O/C Release Amount                                       0.00
      O/C Deficiency (after distributions)                     0.00
      O/C Target Amount                                  2966907.68
      O/C Amount (after distributions)                   2966907.68

    Amount of Excess Interest                  477396.62
    Amount of Excess Cashflow                  477396.62



iv) Servicing Fees    Group 1     Group 2      Total
                        79173.60    24884.87   104058.47

v) Advances                                  167069.59

vi) Ending Pool Balance
                      Group 1                 Group 2      Total
                    200936165.24            58139500.35 259075665.59

vii)    Loan Count                      1375         396       1771
Wt'd avg Rem Term                        315         344        322
Wt'd avg Mortage Rate               7.72638%    8.11054%   7.81259%

viii)  Delinquency And Foreclosure Information:

Group 1            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                1270     188465506.23     0             0.00
30 days delinquent:     53        5371736.91     2         66002.02
60 days delinquent:     17        2059988.03     1         71642.26
90+ days delinquent     35        5308953.85     5        312716.73


                    Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquent     16        2901379.84


Group 2            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                 341      49630472.35     0             0.00
30 days delinquent:     26        4027708.23     0             0.00
60 days delinquent:     12        1698253.82     0             0.00
90+ days delinquent     17        2827745.56     1         64509.82


                                          Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquent     11        1967558.88


ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number        Unpaid Prin.   Sched Bal             Book Value
   0                     0           0                       0


                        Group 1     Group 2       Total
xi)     Prepayments   3938545.58  1538225.51  5476771.09

xii) Current Period Prepayment Penalties        55745.11
Aggregate Prepayment Penalties                 348994.78
Prepayment Penalties allocable to Classes N    348994.78


xiii) Aggregate Realized Losses incurred during Due Period Cumulative Realized Losses
                        Group 1     Group 2       Total
                            0.00        0.00        0.00
                        1,085.92        0.00    1,085.92

xiv)    Realized Loss Allocations
                                Class           Loss
                                AF-1                0.00
                                AV-1                0.00
                                M-1                 0.00
                                M-2                 0.00
                                B-1                 0.00
                                B-2                 0.00
                                B-3                 0.00
                                A-IO*                N/A
                                N*                   N/A



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                  Group 1     Group 2      Total
                                        0.00        0.00       0.00

xix)    Trustee Fees                 1794.94      522.58    2317.52

xx)     Interest Carryover Amounts
        Current DisAmounts Remaining
AF-1            N/A          N/A
AV-1           0.00         0.00
M-1            0.00         0.00
M-2            0.00         0.00
B-1        3,350.02         0.00
B-2        4,249.01         0.00
B-3        5,389.08         0.00

xxi) O/C Deficiency (after distribution)                       0.00

xxii) Has Trigger Event has occurred?       NO
Cummulative Realized Losses Percentage      0.02064%

xxiii)  Available Funds         Group 1     Group 2        Total
Sched Net Interest              1240723.54   378373.63   1619097.17
Scheduled Principal             261277.04     45996.61    307273.65
Unscheduled Principal           3938545.58   1538225.51  5476771.09
Available Funds                 5440546.16   1962595.75  7403141.91

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number        Unpd Prin Bal    Sched P    Liq Proc       Loss
   0                     0           0           0           0

xxvi)   Mortgage Loans Purchased by Servicer                   0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer                0.00

                   ASSET BACKED FUNDING CORPORATION


                                By: /s/ Sheryl Christopherson
                                Name:  Sheryl Christopherson
                                Title: Vice President US Bank


Dated:   12/26/2003